December 13, 2001




Dear Shareholder:

Enclosed is the semi-annual, unaudited Financial Report of the Company for the periods ended October 31, 2001 and 2000.

The net asset value per share at October 31, 2001 was $12.65 compared with $12.14 at October 31, 2000. Net investment income was 25 cents per share for the six-month period ended October 31, 2001 compared with 27 cents during the six-month period ended October 31, 2000.

With best  wishes for the Holiday Season.


Sincerely,

TRIDAN CORP.



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Peter Goodman, President